UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2021

INVESTORS REAL ESTATE TRUST
(Exact name of Registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 10th Street SW, Post Office Box 1988, Minot, ND 58702-1988
(Address of principal executive offices) (Zip code)

(701) 837-4738
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, no par value	CSR	New York Stock Exchange
Series C Cumulative Redeemable Preferred Shares	CSR -PRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
On May 18, 2021, Investors Real Estate Trust (doing business as Centerspace, the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). As of March 22, 2021, the record date for holders of common shares of beneficial interest (“common shares”) entitled to vote at the Annual Meeting, there were 13,219,845 common shares outstanding and entitled to vote at the Annual Meeting. Of the common shares entitled to vote, 11,277,807, or approximately 85.30% of the common shares, were present or represented by proxy at the Annual Meeting, constituting a quorum under the Company’s Declaration of Trust. There were five matters presented and voted on at the Annual Meeting. Set forth below is a brief description of each matter voted on at the Annual Meeting and the final voting results with respect to each such matter.
Proposal 1 - Election of seven nominees to serve on the Board of Trustees for a one-year term and until their respective successors are duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes

Jeffrey P. Caira	9,189,609	358,094	21,210	1,708,894
Michael T. Dance	9,192,734	354,446	21,733	1,708,894
Mark O. Decker, Jr.	9,468,742	82,723	17,448	1,708,894
Emily Nagle Green	9,286,891	262,202	19,820	1,708,894
Linda J. Hall	9,340,835	210,644	17,434	1,708,894
John A. Schissel	9,182,469	365,008	21,436	1,708,894
Mary J. Twinem	9,470,325	78,122	20,466	1,708,894
The shareholders elected all seven of the nominees as Trustees.
Proposal 2 - Non-binding advisory resolution on executive compensation.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	8,157,537	1,375,156	36,220	1,708,894
The shareholders approved the non-binding advisory resolution on executive compensation.
Proposal 3 - Approval to Change the Name of the Company to Centerspace.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	9,454,913	89,280	24,720	1,708,894
The shareholders approved to change the name of the Company to Centerspace.
Proposal 4 - Approval of Amendment to the Company’s Amended and Restated 2015 Incentive Plan.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	8,974,537	561,228	33,148	1,708,894
The shareholders approved the Amendment to the Company’s Amended and Restated 2015 Incentive Plan.

Proposal 5 - Ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	11,203,868	61,863	12,076	0
The shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST dba Centerspace

	By	/s/ Mark O. Decker, Jr.
Mark O. Decker, Jr.
Date: May 21, 2021		President and Chief Executive Officer